MERRILL LYNCH
SHORT-TERM
GLOBAL INCOME
FUND, INC.








FUND LOGO








Annual Report

December 31, 1996




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Short-Term Global
Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.


Important Tax
Information
(unaudited)


Of the monthly cash distributions paid by Merrill Lynch Short-Term Global Income Fund, Inc. in January 1996 and February 1996, 0.00% and 11.65%, respectively, are characterized as a return of capital distributions. For the period March 1996 through December 1996, 13.85% of the distributions are characterized as a return of capital distributions. The tax reporting treatment of a return of capital is different from that of a taxable distribution. Rather than being included in your current taxable income, a return of capital is non-taxable and will reduce the cost basis in your shares of the Fund.

Additionally, the monthly cash distributions paid by the Fund in January 1996 and February 1996, 50.58% and 67.06%, respectively, are characterized as income from foreign sources. For the period March 1996 through December 1996, 70.31% of the distributions are characterized as income from foreign sources.

The Fund incurred foreign taxes which it has elected to pass through to its shareholders. Your share of the Fund's total foreign taxes paid or withheld is 0.81% multiplied by cash distributions paid during the taxable year ended December 31, 1996.

The foreign taxes paid or withheld represent taxes incurred by the Fund on interest received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Finally, there were no long-term capital gains distributed by the Fund during the taxable year ended December 31, 1996.

Please retain this information for your records.



Officers and
Directors


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Alex V. Bouzakis, Vice President
Donald C. Burke, Vice President
Edward F. Gobora, Vice President
David B. Walter, Vice President
Stephen Yardley, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863



DEAR SHAREHOLDER


Fiscal Year in Review
During the past year, most global fixed-income prices improved while the Fund remained conservatively positioned, with emphasis in the higher-yielding "dollar bloc" markets. In general, international bond markets responded positively to lower short-term international interest rates initiated by central bank monetary easings. The Fund maintained large exposures in Australia and New Zealand as yield spreads remained attractive relative to the United States. On the currency front, the US dollar appreciated after a period of consolidation against the Deutschemark and the yen during 1996. We continued to hedge our foreign currency exposure into US dollars to take advantage of attractive interest rate differentials and improving dollar fundamentals. This strategy hedged against any foreign currency depreciation in the countries in which the Fund retained bond holdings. During the year, this strategy helped reduce net asset value volatility and allowed the Fund to not be adversely affected as the US dollar appreciated in value.

Portfolio and Economic Review
As we entered 1996, the US bond market continued the positive trend established in 1995 as expectations of a budget deficit reduction plan and non-inflationary economic growth pushed interest rates to sub 6.20% yield levels on the 30-year Treasury bond. Although US fixed-income markets experienced volatility because of political road blocks dealing with Republican Congressional pressure to have the President concede to its version of the budget, the market remained relatively firm through mid-January. However, aggressive selling of US bonds following Federal Reserve Board Chairman Alan Greenspan's February 1996 Humphrey/Hawkins testimony marked a break in global fixed-income momentum on a worldwide basis. As a result of this testimony, the willingness of central banks to continue reducing interest rates was brought into question, especially in the United States. In general, all core international markets were negatively affected.

As the first quarter of 1996 progressed, economic weakness in Europe allowed for various European markets to stabilize. This trend continued with the short end of European fixed-income markets supported by the Bundesbank's reduction of the official discount rate. Denmark, Sweden, Spain, France, Austria, Portugal, the Netherlands, Belgium, Ireland, and Canada also reduced interest rates in April. However, the US market was negatively affected by strong economic data in the United States throughout April, as evidenced by a gross domestic product (GDP) growth of 2.3%. These fundamentals led to price declines in the US bond market and reinforced the belief that the next move in interest rates by the US Federal Reserve Board would be up.

The Group of Seven Industrialized Nations (G7) met on April 21, 1996. General sentiment favored the gains in the US dollar over the past year with US Treasury Secretary Rubin stating that a strong US dollar is in the interest of the United States. G7 members agreed to continue to cooperate in the foreign exchange market and to reduce imbalances. Subsequently, the US dollar continued its positive trend and solidified our view of a strong dollar in 1996. In addition, European central bank governors and finance ministers also met during the month to discuss the relationship between those countries not involved in the first round of European Monetary Union (EMU) and those few that qualify. Concerns over limiting European exchange rate volatility and moving forward to true economic and monetary union in Europe were addressed. This was positive for high-yielding markets, such as Spain and Italy, as currencies and bond markets traded positively relative to core European currencies.

In May, the US dollar made significant gains against the yen on dampened expectations of an increase in Japanese interest rates and comments from Japanese officials favoring a stronger dollar. In addition, the dollar was supported as US economic indicators did not present the opportunity for an adjustment to interest rates at the May meeting of the Federal Open Market Committee.

Entering the second half of 1996, we maintained exposure in higher-yielding markets with the US sector focused in money market instruments. With global interest rate convergence a factor, as well as short-term interest rates in core Europe below US interest rates, we utilized exposures in higher-yielding markets to achieve the Fund's income objective. In addition, as the US dollar continued to rally, we remained primarily hedged into US dollars thus offsetting a majority of our foreign currency exposure.

This strategy proved constructive as central banks in Europe continued to reduce short-term interest rates as inflation remained virtually non-existent. Specifically, Italy lowered its official interest rates following the decline in the Consumer Price Index to below 4%. In addition, Sweden's Riksbank continued to lower the repurchasing rate as Swedish inflation was calculated below 1% and the economy was slowing. The central banks in the major economies were also supportive to global fixed-income markets as the German Bundesbank kept its repurchasing rate unchanged at 3.30% while the US Federal Reserve Board, following much market speculation, did not raise interest rates. Federal Reserve Board Chairman Alan Greenspan commented that despite recent strong economic releases, inflation remained mild. Australia and Canada also lowered short-term interest rates as their respective currencies remained stable and price pressures were relatively non-existent.

As we entered August, US economic fundamentals once again showed evidence of stronger-than-expected economic activity. Second-quarter US gross national product increased 4.80% while civilian unemployment remained below 5.5%. Subsequently, US bond markets declined as investors speculated that interest rates would increase. Concurrently, in Europe, bond markets performed admirably as the Bundesbank lowered the fixed repurchasing rate to 3.00% from 3.30% because of reduced expectations of money supply growth and support for the EMU. The cut in German interest rates allowed for other European countries to also reduce rates. In addition, in the dollar bloc, the Reserve Bank of Australia and Bank of Canada utilized stronger currencies and favorable inflation data to also cut short-term interest rates. We took advantage of these cuts to reduce our market exposure because we believed these rate reductions could possibly be the last of the current interest rate cycle.

The US fixed-income market was supported on September 24, 1996 as the Federal Open Market Committee maintained the Federal Funds rate and the discount rate at 5.25% and 5.00%, respectively. A rate increase was not yet warranted because of insufficient evidence of inflationary pressure. This factor, in addition to favorable interest rate differentials, improvements in the Japanese trade data with the United States, and capital outflows out of Japan helped the US dollar reach a 2.5-year high relative to the yen.

Renewed interest in convergence trades among investors caused the Deutschemark to weaken against the Italian lira, the Swedish krona and other high-yielding currencies in September 1996. The motivation behind these moves stems from the strong desire of European governments to meet Maastricht guidelines on budget deficits and be part of the first group of EMU participants. Continued low inflationary growth and the resurgence in optimism over EMU will be supportive of the global bond markets, in our opinion.

In October, the Fund remained primarily hedged as the US dollar remained firm. The dollar reached a 42-month high against the yen, breaching the 114 level for the first time since April 1993. The event was somewhat attributed to Japanese investors diversifying into higher-yielding markets. The US dollar also gained against the Swiss franc while remaining stable relative the Deutschemark. The dollar was capped against the Deutschemark on the possibility that the next adjustment in German monetary policy would be an increase in interest rates.

While the US dollar performed well, European bond markets also held their gains. As central banks remained in easing modes, the bond markets correspondingly traded well. In Italy, given ongoing weak economic releases, we expect Italian interest rates to be lowered in the near term creating an opportunity to reduce current exposures. In addition, with interest rate differentials favoring the United Kingdom versus core Europe, additional short-term securities would be accumulated in the portfolio following the United Kingdom's raising of their base rate by 25 basis points to 6.00%. Raising interest rates was a preemptive move caused by an acceleration in growth rather than a response to rising inflationary pressures. Investors expected sterling to extend its gains with sustained positive sentiment. High-yield markets continued to be emphasized. Volatility in the Swiss franc created the opportunity to benefit from weak cross-currency relationships.

In the dollar bloc, the Bank of Canada eased its monetary stance repeatedly in response to the strength in the Canadian dollar, bringing the rate to a 33-year low of 3.50%. While in the Pacific Basin, the Australian dollar was well supported by strong capital flows into the domestic debt market and continued interest in new samurai issues that are expected to proceed through the beginning of November. In addition, the New Zealand dollar had a quick post election rally and rose to an eight-year high of .7146. Foreign investors were attracted by New Zealand's relatively high, short-term interest rates. We remained invested in the short end of the New Zealand yield curve.

In the United States, at its November meeting the Federal Reserve Board kept interest rates unchanged because of a moderating trend of growth and subdued inflationary pressures. Strong US asset markets, favorable underlying fundamentals and more comments that Germany and France welcomed a stronger dollar were supportive for the US dollar versus European currencies. In addition, Bank of Japan officials indicated that the current low level of interest rates in Japan was to persist well into the new year. These factors supported the US fixed-income market and allowed it to trade positively.

In the European bond arena, the Bundesbank made no changes in interest rates in November as Germany's relatively easy monetary policy was expected to promote economic expansion into the beginning of 1997. The lira re-entered the European Rate Mechanism (ERM), as European finance ministers agreed to a rate of 990 DM/Lit which appeared to be a compromise between German and French preferences. The United Kingdom experienced significant improvements in its economy and the momentum prompted further appreciation of sterling to the highest level since it left the ERM in 1992. This improved outlook for the economy plus increased inflationary pressure suggested that the Bank of England will likely push interest rates higher in the near term.

In the United States, subdued inflationary pressures, rising inventory levels and moderate growth prompted the Federal Open Market Committee to leave monetary policy unchanged. However, Federal Reserve Board Chairman Alan Greenspan's comments that US asset markets were showing "irrational exuberance" resulted in lower prices as equity and fixed-income investors interpreted this as a warning of a possible interest rate increase. European leaders' support for a stronger dollar, the US Government's commitment to balance the budget in the next few years, a decreasing US trade deficit with Japan, and expectations of a tightening in US monetary policy, all contributed to a stable dollar.

European finance ministers reached an agreement on the stability pact setting penalties for countries exceeding the deficit/GDP limits as officials compromised on previous hardline stances. In addition, the Bundesbank broadened the money supply growth target from 4%--6% in 1996 to 3.5%--6.5% in 1997, reflecting its expectations of slower money supply growth in 1997 and preference for a stable monetary environment ahead of EMU. Currency stability and continued plans for EMU allowed various European nations to reduce short-term interest rates. However, strength of the UK currency, brought on by higher short-term interest rates, was only temporarily subdued by political events. In addition to prospects for an early election, the Prime Minister wanted to rule out the United Kingdom's participation in the first round of EMU while Chancellor Clarke insisted on maintaining a wait and see policy. Despite this, sterling continued to perform well.

The strength of the Australian dollar, unemployment above the government's 8.25% target, and low inflationary pressures prompted the Reserve Bank of Australia to reduce cash rates 50 basis points to 6.00%. Monetary policy will be watched closely in the beginning of 1997 for the possibility of additional easing. The prospects for lower interest rates also entered New Zealand as the First Party formed a coalition with the National Party. Winston Peters was named treasurer and deputy prime minister with National Party leader, Jim Bolger, continuing for another term as prime minister. The Reserve Bank of New Zealand's inflation target was widened to 0%--3% from 0%--2%, which created an environment for lower short-term interest rates and a sustainable economic growth policy. Tax reductions planned for 1997 will be deferred until 1998. Treasurer Peters favors a lower New Zealand dollar and believes policies should be aimed at correcting the overvaluation of the currency and the high level of interest rates.

As we ended the December quarter, our short-term, higher-yielding European positions and dollar bloc positions were maintained in order to seek to generate an attractive current income stream while hedging the currency exposure to limit net asset value volatility.

In Conclusion
We thank you for your continued investment in Merrill Lynch Short-Term Global Income Fund, Inc., and we look forward to reviewing our outlook with you again in our next report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Alex V. Bouzakis)
Alex V. Bouzakis
Vice President and Senior Portfolio Manager







(Edward F. Gobora)
Edward F. Gobora
Vice President and Portfolio Manager







(David B. Walter)
David B. Walter
Vice President and Portfolio Manager

(Stephen Yardley)
Stephen Yardley
Vice President and Portfolio Manager


January 31, 1997



PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                        +6.29%         +2.04%
Inception (10/21/94) through 12/31/96      +5.45          +3.51

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/96                        +4.52%         +0.57%
Five Years Ended 12/31/96                  +1.96          +1.96
Inception (8/3/90) through 12/31/96        +3.08          +3.08

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/96                        +4.93%         +3.94%
Inception (10/21/94) through 12/31/96      +2.99          +2.99

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                        +5.09%         +0.88%
Five Years Ended 12/31/96                  +2.49          +1.66
Inception (8/3/90) through 12/31/96        +3.64          +2.99

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Total Return
Based on a
$10,000
Investment


A line graph depicting the growth of an investment in the Fund's Class A and Class C Shares compared to growth of an investment in the Global Government Bond Index and the Salomon Brothers World Government One--Three Year Bond Index. Beginning and ending values are:


                                      10/21/94**      12/96

ML Short-Term Global Income           $ 9,600        $10,787
Fund, Inc.++--Class A Shares*++

ML Short-Term Global Income           $10,000        $10,668
Fund, Inc.++--Class C Shares*

ML Global Government Bond Index++++   $10,000        $11,370

Salomon Brothers World Government
One--Three Year Bond Index++++++      $10,000        $12,383


A line graph depicting the growth of an investment in the Fund's Class B and Class D Shares compared to growth of an investment in the Global Government Bond Index and the Salomon Brothers World Government One--Three Year Bond Index. Beginning and ending values are:

                                      8/03/90**       12/96

ML Short-Term Global Income           $10,000        $12,150
Fund, Inc.++--Class B Shares*

ML Short-Term Global Income           $ 9,600        $12,076
Fund, Inc.++--Class D Shares*++

ML Global Government Bond Index++++   $10,000        $16,617

Salomon Brothers World Government
One--Three Year Bond Index++++++      $10,000        $16,074

[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of Operations.
    ++ML Short-Term Global Income Fund, Inc. invests, under normal circumstances, in debt securities denominated in at least three different currencies, including the US dollar.
  ++++This unmanaged Index is comprised of 189 global government bonds maturing in one to three years.
++++++This unmanaged Index is comprised of 189 global government bonds maturing in one to three years hedged into US dollars. ++Class A Shares outstanding prior to October 21, 1994 were redesignated to Class D Shares.

      Past performance is not predictive of future performance.



PERFORMANCE DATA (concluded)

Performance
Summary--
Class A Shares***
                                Net Asset Value         Capital Gains
Period Covered               Beginning     Ending        Distributed     Dividends Paid*        % Change**
10/21/94--12/31/94             $8.11       $7.90             --               $0.103              -1.33%
1995                            7.90        7.91             --                0.537              +7.14
1996                            7.91        7.89             --                0.500              +6.29
                                                                              ------
                                                                        Total $1.140

                                                         Cumulative total return as of 12/31/96: +12.36%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.


Performance
Summary--
Class B Shares
                                Net Asset Value         Capital Gains
Period Covered               Beginning     Ending        Distributed     Dividends Paid*        % Change**
8/3/90--12/31/90              $10.00       $9.93             --               $0.404              +3.40%
1991                            9.93        9.68             --                0.885              +6.63
1992                            9.68        8.69             --                0.687              -3.39
1993                            8.69        8.63             --                0.581              +6.15
1994                            8.63        7.89             --                0.463              -3.30
1995                            7.89        7.90             --                0.474              +6.31
1996                            7.90        7.81             --                0.438              +4.52
                                                                              ------
                                                                        Total $3.932

                                                         Cumulative total return as of 12/31/96: +21.50%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                                Net Asset Value         Capital Gains
Period Covered               Beginning     Ending        Distributed     Dividends Paid*        % Change**
10/21/94--12/31/94             $8.11       $7.89             --               $0.079              -1.74%
1995                            7.89        7.72             --                0.435              +3.48
1996                            7.72        7.67             --                0.422              +4.93
                                                                              ------
                                                                        Total $0.936

                                                          Cumulative total return as of 12/31/96: +6.68%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares***
                                Net Asset Value         Capital Gains
Period Covered               Beginning     Ending        Distributed     Dividends Paid*        % Change**
8/3/90--12/31/90              $10.00       $9.93             --               $0.436              +3.73%
1991                            9.93        9.68             --                0.941              +7.23
1992                            9.68        8.70             --                0.735              -2.79
1993                            8.70        8.64             --                0.625              +6.69
1994                            8.64        7.89             --                0.506              -2.91
1995                            7.89        7.90             --                0.517              +6.87
1996                            7.90        7.81             --                0.480              +5.09
                                                                              ------
                                                                        Total $4.240

                                                         Cumulative total return as of 12/31/96: +25.78%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 wereredesignated to Class D Shares.

Recent
Performance
Results
                                                                                    12 Month     3 Month
                                                 12/31/96    9/30/96   12/31/95     % Change     % Change
Class A Shares*                                    $7.89      $7.82     $7.91        -0.25%       +0.90%
Class B Shares*                                     7.81       7.82      7.90        -1.14        -0.13
Class C Shares*                                     7.67       7.68      7.72        -0.65        -0.13
Class D Shares*                                     7.81       7.82      7.90        -1.14        -0.13
Class A Shares--Total Return*                                                        +6.29(1)     +2.42(2)
Class B Shares--Total Return*                                                        +4.52(3)     +1.18(4)
Class C Shares--Total Return*                                                        +4.93(5)     +1.17(6)
Class D Shares--Total Return*                                                        +5.09(7)     +1.32(8)
Class A Shares--Standardized 30-day Yield           4.27%
Class B Shares--Standardized 30-day Yield           3.72%
Class C Shares--Standardized 30-day Yield           3.69%
Class D Shares--Standardized 30-day Yield           4.08%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.500 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.132 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.438 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.114 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.422 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.111 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.480 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.126 per share ordinary income dividends.

SCHEDULE OF INVESTMENTS
                            Face      Maturity                                              Interest        Value    Percent of
COUNTRIES                  Amount       Date                   Issue                         Rate++       (Note 1a)  Net Assets
Australia       A$       15,950,000   5/14/97   Queensland Treasury Corp. (3)                 8.00 %    $ 12,758,316    4.96%
                         13,294,585   1/21/97   Swiss Bank Corp., Time Deposit (2)            5.625       10,558,559    4.10

                                                Total Investments in Australia
                                                (Cost--$23,136,036)                                       23,316,875    9.06


Canada          C$        3,258,000   9/02/97   General Electric Capital Corp. (2)            6.25         2,418,768    0.94
                          5,235,000  12/19/97   Toyota Motor Credit Corp. (2)                 6.25         3,897,591    1.51

                                                Total Investments in Canada
                                                (Cost--$6,337,889)                                         6,316,359    2.45


Germany         DM        9,060,000   7/11/97   Depfa Bank (2)                                3.125        5,886,792    2.29
                          6,936,215   1/08/97   Deutsche Bank AG, Time Deposit (2)            3.125        4,508,427    1.75
                          4,916,866   1/03/97   Dresdner Bank, Time Deposit (2)               3.00         3,195,883    1.24
                          4,925,471   1/24/97   Dresdner Bank, Time Deposit (2)               2.937        3,201,476    1.24

                                                Total Investments in Germany
                                                (Cost--$16,857,040)                                       16,792,578    6.52


Ireland         Iep       7,320,000   7/27/97   Irish Government Treasury Gilt (1)            8.75        12,563,792    4.88

                                                Total Investments in Ireland
                                                (Cost--$12,085,996)                                       12,563,792    4.88


Italy           Lit   4,990,000,000  10/14/97   ABB Finance Inc. (2)                         11.40         3,391,524    1.32
                      3,420,000,000   9/05/97   Abbey National Treasury Services PLC (2)     10.70         2,302,342    0.89
                     14,960,000,000   8/01/97   Buoni Poliennali del Tesoro (Italian
                                                  Government Bonds) (1)                       8.50         9,899,850    3.85
                      2,360,000,000   6/02/97   Council of Europe (1)                        11.40         1,577,734    0.61
                      1,770,000,000   5/12/97   Electricite de France (2)                     8.00         1,167,510    0.45

                                                Total Investments in Italy
                                                (Cost--$18,053,425)                                       18,338,960    7.12


New Zealand     NZ$      31,600,000   3/12/97   New Zealand Treasury Bill (1)                 9.05        22,061,205    8.57
                         17,000,000   6/18/97   New Zealand Treasury Bill (1)                 9.50        11,638,131    4.52

                                                Total Investments in New Zealand
                                                (Cost--$32,569,067)                                       33,699,336   13.09

Spain           Pta   2,000,000,000   2/28/97   Bonos del Estado (Spanish Government
                                                  Bonds) (1)                                  9.00        15,453,915    6.00

                                                Total Investments in Spain
                                                (Cost--$16,014,575)                                       15,453,915    6.00


United          Pound     3,600,000   2/28/97   Halifax Building Society (2)                  6.537        6,160,266    2.39
Kingdom         Sterling  8,750,000   8/06/97   United Kingdom Gilt (1)                       7.00        15,014,408    5.83


                                                Total Investments in the United Kingdom
                                                (Cost--$20,611,439)                                       21,174,674    8.22


United States   US$      10,000,000   1/02/97   BZW Security, Repurchase Agreement*
                                                  purchased on 12/26/96 (2)                   5.50        10,000,000    3.88
                         12,000,000   1/06/97   Chase Manhattan Bank, Repurchase
                                                  Agreement* purchased on 12/30/96 (2)        5.20        12,000,000    4.66
                         10,000,000   1/02/97   Citibank New York State, Repurchase
                                                  Agreement* purchased on 12/26/96 (2)        5.55        10,000,000    3.88
                         27,200,000   2/06/97   Federal Home Loan Mortgage Corp. (3)          5.20        27,054,480   10.50
                         22,700,000   2/07/97   Federal National Mortgage
                                                Association (3)                               5.20        22,575,377    8.77
                         13,853,000   1/02/97   HSBC Holdings PLC, Repurchase
                                                  Agreement* purchased on 12/31/96 (2)        6.50        13,853,000    5.38
                         14,000,000   1/02/97   Morgan (J.P.) & Company, Inc.,
                                                  Repurchase Agreement* purchased on
                                                  12/31/96 (2)                                6.50        14,000,000    5.44

                                                Total Investments in the United States
                                                (Cost--$109,497,449)                                     109,482,857   42.51

                                                Total Investments (Cost--$255,162,916)                   257,139,346   99.85

                  Nominal Value    Expiration                                              Strike
               Covered by Options     Date                                                 Price

Currency Put      US$ 9,058,000   January 1997  New Zealand Dollar                      NZ $  .7000           (9,058)   0.00
Options Written
                                                Total Options Written (Premiums
                                                Received--$6,341)                                             (9,058)   0.00

                Total Investments, Net of Options Written (Cost--$255,156,575)                           257,130,288   99.85

                Unrealized Depreciation on Forward Foreign Exchange Contracts++++                           (420,936)  (0.16)

                Other Assets Less Liabilities                                                                816,028    0.31
                                                                                                        ------------  -------
                Net Assets                                                                              $257,525,380  100.00%
                                                                                                        ============  =======

                Corresponding industry groups for securities (percent of net assets):
                (1)Sovereign Government Obligations--34.26%
                (2)Financial Services--41.36%
                (3)Sovereign/Regional Government Obligations--Agency--24.23%
               *Repurchase Agreements are fully collateralized by US Government
                & Agency Obligations.
              ++Commercial Paper and certain US Treasury and Foreign Treasury
                Obligations are traded on a discount basis; the interest rates shown represent the yield-to-maturity at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on floating rate securities are adjusted periodically based on appropriate indexes; the interest rates shown are those in effect at December 31, 1996.


            ++++Forward foreign exchange contracts as of December 31, 1996 are as follows:

                                                                    Unrealized
                                                                   Appreciation
                                                Expiration        (Depreciation)
                                                   Date             (Note 1d)
                Foreign Currency Purchased

                A$              2,290,995      January 1997      $     (1,865)
                C$              6,097,380      January 1997           (69,311)
                Chf            11,808,540      January 1997            80,354
                DM             27,199,000      January 1997           113,141
                Pound           2,777,314      January 1997           104,621
                Sterling
                Pta           575,945,000      January 1997            36,315

                Total (US$ Commitment--$41,712,308)              $    263,255
                                                                 ============

                Foreign Currency Sold

                A$             32,086,007      January 1997      $     51,787
                C$              8,934,654      January 1997           169,694
                Chf            11,578,498      January 1997           176,064
                DM             55,558,777      January 1997          (345,369)
                IEP             7,534,422      January 1997          (204,394)
                Pound          16,271,495      January 1997          (451,046)
                Sterling
                Lit        29,244,886,449      January 1997           (13,400)
                NZ$            47,823,911      January 1997           (58,010)
                Pta         2,005,314,921      January 1997            (9,517)

                Total (US$ Commitment--$185,217,925)             $   (684,191)
                                                                 ------------

                Total Unrealized Depreciation--Net on
                Forward Foreign Exchange Contracts               $   (420,936)
                                                                 ============

                See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1996
Assets:             Investments, at value (identified cost--$255,162,916) (Note 1a)                        $ 257,139,346
                    Cash                                                                                             242
                    Foreign cash (Note 1c)                                                                     1,995,338
                    Receivables:
                      Interest                                                            $   3,129,763
                      Securities sold                                                         1,819,954
                      Capital shares sold                                                        17,868
                      Options written                                                             6,341        4,973,926
                                                                                          -------------
                    Prepaid registration fees and other assets (Note 1g)                                         165,301
                                                                                                           -------------
                    Total assets                                                                             264,274,153
                                                                                                           -------------

Liabilities:        Options written, at value (premiums received--$6,341)
                    (Notes 1a & 1d)                                                                                9,058
                    Unrealized depreciation on forward foreign exchange contracts
                    (Note 1d)                                                                                    420,936
                    Payables:
                      Securities purchased                                                    3,199,368
                      Capital shares redeemed                                                 1,286,662
                      Dividends to shareholders  (Note 1h)                                      747,728
                      Option transactions                                                       170,696
                      Distributor (Note 2)                                                      159,980
                      Investment adviser (Note 2)                                               123,014        5,687,448
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       631,331
                                                                                                           -------------
                    Total liabilities                                                                          6,748,773
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 257,525,380
                                                                                                           =============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 1,000,000,000
Consist of:         shares authorized                                                                      $          34
                    Class B Shares of Common Stock, $0.10 par value, 1,000,000,000
                    shares authorized                                                                          3,064,985
                    Class C Shares of Common Stock, $0.10 par value, 300,000,000
                    shares authorized                                                                              2,025
                    Class D Shares of Common Stock, $0.10 par value, 300,000,000
                    shares authorized                                                                            229,691
                    Paid-in capital in excess of par                                                         299,535,869
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 6)                                                      (46,882,133)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                          1,574,909
                                                                                                           -------------
                    Net assets                                                                             $ 257,525,380
                                                                                                           =============

Net Asset           Class A--Based on net assets of $2,682 and 340 shares
Value:                       outstanding                                                                   $        7.89
                                                                                                           =============
                    Class B--Based on net assets of $239,419,009 and 30,649,850
                             shares outstanding                                                            $        7.81
                                                                                                           =============
                    Class C--Based on net assets of $155,407 and 20,253 shares
                             outstanding                                                                   $        7.67
                                                                                                           =============
                    Class D--Based on net assets of $17,948,282 and 2,296,911
                             shares outstanding                                                            $        7.81
                                                                                                           =============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 1996
Investment Income   Interest and discount earned (net of $149,122 foreign withholding tax)                 $  23,842,159
(Notes 1e & 1f):

Expenses:           Account maintenance and distribution fees--Class B (Note 2)                                2,265,534
                    Investment advisory fees (Note 2)                                                          1,778,380
                    Transfer agent fees--Class B (Note 2)                                                        695,814
                    Printing and shareholder reports                                                             171,263
                    Custodian fees                                                                               169,835
                    Accounting services (Note 2)                                                                 125,960
                    Registration fees (Note 1g)                                                                   95,725
                    Professional fees                                                                             86,136
                    Account maintenance fees--Class D (Note 2)                                                    52,898
                    Transfer agent fees--Class D (Note 2)                                                         40,507
                    Directors' fees and expenses                                                                  22,129
                    Account maintenance and distribution fees--Class C (Note 2)                                      605
                    Transfer agent fees--Class C (Note 2)                                                            150
                    Transfer agent fees--Class A (Note 2)                                                             71
                    Other                                                                                         21,460
                                                                                                           -------------
                    Total expenses                                                                             5,526,467
                                                                                                           -------------
                    Investment income--net                                                                    18,315,692
                                                                                                           -------------

Realized &          Realized loss from:
Unrealized Gain       Investments--net                                                    $  (1,347,992)
(Loss) on             Foreign currency transactions--net                                     (4,369,292)      (5,717,284)
Investments &                                                                             -------------
Foreign Currency
Transactions--Net   Change in unrealized appreciation/depreciation on:
(Notes 1c, 1d,        Investments--net                                                        1,205,690
1f & 3):              Foreign currency transactions--net                                        553,119        1,758,809
                                                                                          -------------    -------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                     (3,958,475)
                                                                                                           -------------
                    Net Increase in Net Assets Resulting from Operations                                   $  14,357,217
                                                                                                           =============

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                               For the
                                                                               For the         Period         For the
                                                                              Year Ended    Nov. 1, 1995     Year Ended
                                                                               Dec. 31,      to Dec. 31,       Oct. 31,
                    Increase (Decrease) in Net Assets:                           1996           1995            1995
Operations:         Investment income--net                                  $  18,315,692  $   4,308,676   $  34,243,785
                    Realized gain (loss) on investments and foreign
                    currency transactions--net                                 (5,717,284)     2,259,658     (17,288,580)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net          1,758,809     (3,501,943)        423,350
                                                                            -------------  -------------   -------------
                    Net increase in net assets resulting from
                    operations                                                 14,357,217      3,066,391      17,378,555
                                                                            -------------  -------------   -------------

Dividends &         Investment income--net:
Distributions to      Class A                                                      (2,092)          (829)         (1,391)
Shareholders          Class B                                                 (14,841,426)    (4,016,322)    (15,511,689)
(Note 1h):            Class C                                                      (3,463)        (1,650)         (1,005)
                      Class D                                                  (1,135,414)      (289,875)     (1,111,053)
                    Return of capital:
                      Class A                                                        (305)            --          (1,474)
                      Class B                                                  (2,166,725)            --     (16,438,660)
                      Class C                                                        (506)            --          (1,065)
                      Class D                                                    (165,761)            --      (1,177,448)
                                                                            -------------  -------------   -------------
                    Net decrease in net assets resulting from
                    dividends to shareholders                                 (18,315,692)    (4,308,676)    (34,243,785)
                                                                            -------------  -------------   -------------

Capital Share       Net decrease in net assets derived from capital
Transactions        share transactions                                       (138,983,406)   (23,220,490)   (357,893,795)
(Note 4):                                                                   -------------  -------------   -------------

Net Assets:         Total decrease in net assets                             (142,941,881)   (24,462,775)   (374,759,025)
                    Beginning of period                                       400,467,261    424,930,036     799,689,061
                                                                            -------------  -------------   -------------
                    End of period                                           $ 257,525,380  $ 400,467,261   $ 424,930,036
                                                                            =============  =============   =============

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                                              Class A++++

                                                                                          For the               For the
                    The following per share data and ratios have been         For the     Period     For the    Period
                    derived from information provided in the financial          Year      Nov. 1,      Year     Oct. 21,
                    statements.                                                Ended      1995 to     Ended    1994++ to
                                                                              Dec. 31,    Dec. 31,   Oct. 31,   Oct. 31,
                    Increase (Decrease) in Net Asset Value:                     1996       1995        1995       1994
Per Share           Net asset value, beginning of period                      $   7.91   $   7.93    $   8.11   $   8.11
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .54        .09         .49        .01
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                        (.06)      (.02)       (.12)        --
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .48        .07         .37        .01
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.44)      (.09)       (.27)        --
                      Return of capital                                           (.06)        --        (.28)      (.01)
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.50)      (.09)       (.55)      (.01)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   7.89   $   7.91    $   7.93   $   8.11
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           6.29%       .92%+++    4.62%       .12%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                      .95%      1.02%*       .96%       .97%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income--net                                       6.45%      6.91%*      6.75%      6.28%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $      3   $     75    $     66   $     59
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                         349.34%     25.09%     312.13%    259.50%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (concluded)


                                                                                    Class B

                    The following per share data                For the
                    and ratios have been derived                Period
                    from information provided in    For the      Ended
                    the financial statements.        Year       Nov. 1,
                                                    Ended       1995 to
                    Increase (Decrease) in Net     Dec. 31,     Dec. 31,              For the Year October 31,
                    Asset Value:                   1996++++     1995++++    1995++++    1994++++       1993       1992
Per Share           Net asset value, beginning
Operating           of period                     $   7.90     $   7.93    $   8.10    $   8.65  $     8.85   $     9.84
Performance:                                      --------     --------    --------    --------  ----------   ----------
                    Investment income--net             .44          .08         .47         .50         .57          .72
                    Realized and unrealized
                    loss on investments and
                    foreign currency
                    transactions--net                 (.09)        (.03)       (.15)       (.58)       (.20)        (.99)
                                                  --------     --------    --------    --------  ----------   ----------
                    Total from investment
                    operations                         .35          .05         .32        (.08)        .37         (.27)
                                                  --------     --------    --------    --------  ----------   ----------
                    Less dividends and
                    distributions:
                      Investment income--net          (.38)        (.08)       (.24)         --          --           --
                      Return of capital               (.06)          --        (.25)       (.47)       (.57)        (.72)
                                                  --------     --------    --------    --------  ----------   ----------
                    Total dividends and
                    distributions                     (.44)        (.08)       (.49)       (.47)       (.57)        (.72)
                                                  --------     --------    --------    --------  ----------   ----------
                    Net asset value, end of
                    period                        $   7.81     $   7.90    $   7.93    $   8.10  $     8.65   $     8.85
                                                  ========     ========    ========    ========  ==========   ==========

Total Investment    Based on net asset value
Return:**           per share                        4.52%         .66%+++    3.96%      (1.02%)      4.63%       (3.00%)
                                                  ========     ========    ========    ========  ==========   ==========

Ratios to Average   Expenses                         1.74%        1.80%*      1.73%       1.52%       1.60%        1.50%
Net Assets:                                       ========     ========    ========    ========  ==========   ==========
                    Investment income--net           5.62%        6.13%*      5.95%       5.68%       7.26%        7.60%
                                                  ========     ========    ========    ========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                $239,419     $376,049    $398,136    $750,750  $1,664,602   $3,182,520
                                                  ========     ========    ========    ========  ==========   ==========
                    Portfolio turnover             349.34%       25.09%     312.13%     259.50%     284.62%      120.77%
                                                  ========     ========    ========    ========  ==========   ==========


                                                                                              Class C++++

                                                                                         For the                For the
                    The following per share data and ratios have been         For the    Period      For the    Period
                    derived from information provided in the financial          Year     Nov. 1,       Year     Oct. 21,
                    statements.                                                Ended     1995 to      Ended    1994++ to
                                                                              Dec. 31,   Dec. 31,    Oct. 31,   Oct. 31,
                    Increase (Decrease) in Net Asset Value:                     1996       1995        1995       1994
Per Share           Net asset value, beginning of period                      $   7.72   $   7.74    $   8.10   $   8.11
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .38        .08         .35        .01
                    Realized and unrealized loss on investments and
                    foreign currency transactions--net                            (.01)      (.02)       (.28)      (.01)
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .37        .06         .07         --
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.37)      (.08)       (.21)        --
                      Return of capital                                           (.05)        --        (.22)      (.01)
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.42)      (.08)       (.43)      (.01)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   7.67   $   7.72    $   7.74   $   8.10
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           4.93%       .78%+++     .89%       .00%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     1.73%      1.83%*      1.83%      2.14%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income--net                                       5.23%      6.09%*      5.99%      5.63%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $    155   $    103    $    109   $      1
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                         349.34%     25.09%     312.13%    259.50%
                                                                              ========   ========    ========   ========

                                                                                    Class D
                    The following per share data                For the
                    and ratios have been derived                Period
                    from information provided in    For the      Ended
                    the financial statements.        Year       Nov. 1,
                                                    Ended       1995 to
                    Increase (Decrease) in Net     Dec. 31,     Dec. 31,              For the Year October 31,
                    Asset Value:                   1996++++     1995++++    1995++++    1994++++       1993       1992
Per Share           Net asset value, beginning
Operating           of period                     $   7.90     $   7.93    $   8.11    $   8.66  $     8.85   $     9.85
Performance:                                      --------     --------    --------    --------  ----------   ----------
                    Investment income--net             .48          .09         .52         .54         .61          .77
                    Realized and unrealized
                    loss on investments and
                    foreign currency
                    transactions--net                 (.09)       (.03)        (.17)       (.58)       (.19)       (1.00)
                                                  --------    --------     --------    --------  ----------   ----------
                    Total from investment
                    operations                         .39         .06          .35        (.04)        .42         (.23)
                                                  --------    --------     --------    --------  ----------   ----------
                    Less dividends and
                    distributions:
                      Investment income--net          (.42)        (.09)       (.26)         --          --           --
                      Return of capital               (.06)          --        (.27)       (.51)       (.61)        (.77)
                                                  --------     --------    --------    --------  ----------   ----------
                    Total dividends and
                    distributions                     (.48)       (.09)        (.53)       (.51)       (.61)        (.77)
                                                  --------    --------     --------    --------  ----------   ----------
                    Net asset value, end
                    of period                     $   7.81    $   7.90     $   7.93    $   8.11  $     8.66   $     8.85
                                                  ========    ========     ========    ========  ==========   ==========

Total Investment    Based on net asset value
Return:**           per share                        5.09%        .75%+++     4.40%       (.51%)      5.28%       (2.60%)
                                                  ========    ========     ========    ========  ==========   ==========

Ratios to Average   Expenses                         1.20%       1.27%*       1.20%       1.01%        .98%        1.00%
Net Assets:                                       ========    ========     ========    ========  ==========   ==========
                    Investment income--net           6.13%       6.67%*       6.49%       6.19%       7.24%        8.11%
                                                  ========    ========     ========    ========  ==========   ==========

Supplemental        Net assets, end of
Data:               period (in thousands)         $ 17,948    $ 24,240     $ 26,619    $ 48,879  $   99,037   $  188,623
                                                  ========    ========     ========    ========  ==========   ==========
                    Portfolio turnover             349.34%      25.09%      312.13%     259.50%     284.62%      120.77%
                                                  ========    ========     ========    ========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Short-Term Global Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payment are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may by imposed on interest and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the ordinary income distributions paid by the Fund during the fiscal year ended December 31, 1996 and October 31, 1995 are characterized as a return of capital.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $2,333,297 have been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $2 billion; 0.525% of average daily net assets in excess of $2 billion but not exceeding $4 billion; 0.50% of average daily net assets in excess of $4 billion but not exceeding $6 billion; 0.475% of average daily net assets in excess of $6 billion but not exceeding $10 billion; 0.45% of average daily net assets in excess of $10 billion but not exceeding $15 billion; and 0.425% of average daily net assets in excess of $15 billion. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the year ended December 31, 1996, MLAM paid MLAM U.K. a fee of $161,870 pursuant to such Agreement.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account      Distribution
                                       Maintenance Fee     Fee

Class B                                     0.25%          0.50%
Class C                                     0.25%          0.55%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


NOTES TO FINANCIAL STATEMENTS (continued)


For the year ended December 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                                         MLFD         MLPF&S

Class D                                  $312         $3,245

For the year ended December 31, 1996, MLPF&S received no contingent deferred sales charges relating to transactions in Class B Shares and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, MLAM U.K., and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1996 were $449,610,812 and $555,634,475, respectively.

Net realized and unrealized gains (losses) as of December 31, 1996 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Investments:
  Long-term                      $ (4,718,113)  $  1,991,022
  Short-term                        3,335,996        (14,592)
  Options written                      34,125             --
                                 ------------   ------------
Total investments                  (1,347,992)     1,976,430
                                 ------------   ------------
Currency transactions:
  Options purchased                  (399,901)            --
  Options written                     195,755         (2,717)
  Forward foreign exchange
  contracts                        (7,828,510)      (420,936)
  Foreign currency transactions     3,663,364         22,132
                                 ------------   ------------
Total currency transactions        (4,369,292)      (401,521)
                                 ------------   ------------
Total                            $ (5,717,284)  $  1,574,909
                                 ============   ============

Transactions in call options written for the year ended December 31, 1996 were as follows:


                                  Nominal Value
                                    Covered by     Premiums
                                 Written Options   Received

Outstanding call options
written at beginning of year               --             --
Options written                   972,804,034   $    970,886
Options exercised                (129,201,000)      (233,093)
Options expired                  (843,603,034)      (737,793)
                                 ------------   ------------
Outstanding call options at
end of year                                --   $         --
                                 ============   ============

Transactions in put options written for the year ended December 31, 1996 were as follows:


                                 Nominal Value
                                  Covered by       Premiums
                                Written Options    Received

Outstanding put options
written at beginning of year               --             --
Options written                 1,118,893,000   $    933,787
Options exercised                (200,398,000)      (186,726)
Options expired                  (909,437,000)      (740,720)
                                 ------------   ------------
Outstanding put options
written at end of year              9,058,000   $      6,341
                                 ============   ============

As of December 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $1,976,430, of which $2,741,868 related to appreciated securities and $765,438 related to depreciated securities. At December 31, 1996, the aggregate cost of investments for Federal income tax purposes was $255,162,916.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $138,983,406, $23,220,490 and $357,893,795 for the year ended
December 31, 1996, for the period November 1, 1995 to December 31, 1995 and for the year ended October 31, 1995, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                            13,395   $    105,688
Shares issued to shareholders
in reinvestment of dividends              207            831
                                 ------------   ------------
Total issued                           13,602        106,519
Shares redeemed                       (22,814)      (178,935)
                                 ------------   ------------
Net decrease                           (9,212)  $    (72,416)
                                 ============   ============


Class A Shares for the Period                       Dollar
Nov. 1, 1995 to Dec. 31, 1995         Shares        Amount

Shares sold                             1,115   $      8,833
Shares issued to shareholders in
reinvestment of dividends                 123            975
                                 ------------   ------------
Net increase                            1,238   $      9,808
                                 ============   ============


Class A Shares for the Year                         Dollar
Ended October 31, 1995                Shares        Amount

Shares sold                            19,710   $    156,702
Shares issued to shareholders
in reinvestment of dividends              306          2,424
                                 ------------   ------------
Total issued                           20,016        159,126
Shares redeemed                       (18,948)      (150,761)
                                 ------------   ------------
Net increase                            1,068   $      8,365
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                           484,935  $   3,805,839
Shares issued to shareholders
in reinvestment of dividends        1,105,083      8,669,991
                                -------------  -------------
Total issued                        1,590,018     12,475,830
Automatic conversion of shares       (253,004)    (1,985,115)
Shares redeemed                   (18,275,411)  (143,419,152)
                                -------------  -------------
Net decrease                      (16,938,397) $(132,928,437)
                                =============  =============


Class B Shares for the Period                       Dollar
Nov. 1, 1995 to Dec. 31, 1995         Shares        Amount

Shares sold                           620,889   $  4,905,975
Shares issued to shareholders in
reinvestment of dividends             398,231      3,149,817
                                 ------------   ------------
Total issued                        1,019,120      8,055,792
Automatic conversion of shares        (18,623)      (147,125)
Shares redeemed                    (3,644,789)   (28,831,450)
                                 ------------   ------------
Net decrease                       (2,644,292)  $(20,922,783)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended October 31, 1995                Shares        Amount

Shares sold                         1,165,649  $   8,282,644
Shares issued to shareholders
in reinvestment of dividends        2,111,691     16,712,284
                                -------------  -------------
Total issued                        3,277,340     24,994,928
Automatic conversion of shares        (44,087)      (350,642)
Shares redeemed                   (45,649,821)  (361,409,238)
                                -------------  -------------
Net decrease                      (42,416,568) $(336,764,952)
                                =============  =============

Class C Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                            18,676   $    144,329
Shares issued to shareholders in
reinvestment of dividends                 226          1,217
                                 ------------   ------------
Total issued                           18,902        145,546
Shares redeemed                       (11,957)       (92,313)
                                 ------------   ------------
Net increase                            6,945   $     53,223
                                 ============   ============


Class C Shares for the Period                       Dollar
Nov. 1, 1995 to Dec. 31, 1995         Shares        Amount

Shares sold                            12,066   $     93,387
Shares issued to shareholders in
reinvestment of dividends                 122            945
                                 ------------   ------------
Total issued                           12,188         94,332
Shares redeemed                       (12,969)      (100,120)
                                 ------------   ------------
Net decrease                             (781)  $     (5,788)
                                 ============   ============


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Year                         Dollar
Ended October 31, 1995                Shares        Amount

Shares sold                            77,597   $    607,611
Shares issued to shareholders
in reinvestment of dividends               10             76
                                 ------------   ------------
Total issued                           77,607        607,687
Shares redeemed                       (63,628)      (499,869)
                                 ------------   ------------
Net increase                           13,979   $    107,818
                                 ============   ============

Class D Shares for the Year                        Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                           550,920   $  4,350,585
Shares issued to shareholders in
reinvestment of dividends              93,940        737,010
Automatic conversion of shares        252,835      1,985,115
                                 ------------   ------------
Total issued                          897,695      7,072,710
Shares redeemed                    (1,667,413)   (13,108,496)
                                 ------------   ------------
Net decrease                         (769,718)  $ (6,035,786)
                                 ============   ============


Class D Shares for the Period                       Dollar
Nov. 1, 1995 to Dec. 31, 1995         Shares        Amount

Shares sold                            11,529   $     91,195
Shares issued to shareholders in
reinvestment of dividends              33,954        268,726
Automatic conversion of shares         18,623        147,125
                                 ------------   ------------
Total issued                           64,106        507,046
Shares redeemed                      (354,944)    (2,808,773)
                                 ------------   ------------
Net decrease                         (290,838)  $ (2,301,727)
                                 ============   ============


Class D Shares for the Year                        Dollar
Ended October 31, 1995                Shares        Amount

Shares sold                           141,026   $  1,012,351
Shares issued to shareholders in
reinvestment of dividends             142,590      1,231,159
Automatic conversion of shares         44,065        350,642
                                 ------------   ------------
Total issued                          327,681      2,594,152
Shares redeemed                    (3,000,651)   (23,839,178)
                                 ------------   ------------
Net decrease                       (2,672,970)  $(21,245,026)
                                 ============   ============


5. Commitments:
At December 31, 1996, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to buy and sell various foreign currencies with values of approximately $173,000 and $1,991,000, respectively.

6. Capital Loss Carryforward:
At December 31, 1996, the Fund had a capital loss carryforward of approximately $45,595,000, of which $32,232,000 expires in 1999, $10,816,000 expires in 2001, $1,042,000 expires in 2002, and
$490,000 expires in 2003 and $1,015,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Short-Term Global Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Short-Term Global Income Fund, Inc. as of December 31, 1996, the related statements of operations for the year then ended and changes in net assets for the year then ended, for the period November 1, 1995 to December 31, 1995 and for the year ended October 31, 1995, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included comfirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Short-Term Global Income Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 1997
</AUDIT-REPORT>